UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2011

CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3750 STATE ROAD, BENSALEM, PA 19020
(Address of principal executive offices) (Zip Code)

(215) 245-9100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Appointment and Compensatory Arrangements of Certain Officers

On March 23, 2011, the Board of Directors of Charming Shoppes, Inc. (the “Company”) appointed Anthony M. Romano as President, Chief Executive Officer, and a Director of the Company.  At the time of his appointment to the Board of Directors Mr. Romano was not appointed to any committee of the Board of Directors.

Mr. Romano, 48, most recently served as the Company’s Executive Vice President and Chief Operating Officer and had been responsible for the Company’s operations following the resignation of the Company’s former Chief Executive Officer in October 2010.  He also served as Executive Vice President – Global Sourcing and Business Transformation from February 2009, when he joined the Company, until October 2010.  Prior to joining the Company in February 2009 he served as executive vice president and chief supply chain officer for the women’s clothing retailer, Ann Taylor, Inc. (“Ann Taylor”), from May 2005 through July 2008; as executive vice president, corporate operations for Ann Taylor from March 2004 through May 2005; and as senior vice president global logistics for Ann Taylor from June 1997 through March 2004.  Mr. Romano had previously spent eight years at the Company in a variety of operational and financial roles before joining Ann Taylor in 1997.  He started his career as a certified public accountant with the predecessor firm to Ernst & Young, and is a summa cum laude graduate of Syracuse University where he was a four year football letterman and an Academic All-American.  In considering Mr. Romano for Director of the Company the Board considered his extensive experience managing and working with retail companies and especially his knowledge and familiarity with the Company in its current business turnaround mode.

In connection with his promotion Mr. Romano will receive an annual base salary of $800,000 and is eligible to receive an annual bonus under our annual incentive plan of up to 200% of his base salary (150% is the target level for such bonus) based on the achievement of certain performance goals of the Company.  The Company agreed to pay Mr. Romano a bonus of $150,000 in connection with his promotion.  In addition, Mr. Romano will be provided with an annual automobile allowance of $15,000 and an annual flexible perquisite allowance of $20,000.  The Company also granted to Mr. Romano 400,000 time-based stock appreciation rights (“SARs”), the terms of which are substantially similar to the terms of the SARs granted to our other executive officers as annual awards, which are described below, except that on an involuntary termination the SARs will also become exercisable for the number of shares as to which the SARs would have become exercisable, in the absence of termination, on the next two anniversaries of the grant date following the date of termination.  The Stock Appreciation Rights Agreement granting 400,000 SARs to Mr. Romano is included as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Additionally, on March 28, 2011 the Company entered into an amendment to Mr. Romano’s Severance Agreement (the “Amendment”).  Under the terms of the Amendment, in the event of a qualifying termination Mr. Romano would receive 1.5 times the sum of his annual base salary and three-year average bonus, payable over 18 months, and in the event of a qualifying termination within 24 months of a change in control, Mr. Romano would receive a lump sum payment equal to twice the sum of his annual base salary and three-year average bonus.  The other terms of Mr. Romano’s Severance Agreement are substantially similar to the previously disclosed terms of the Severance Agreements entered into with the Company’s other executive officers.

The foregoing description of the Severance Agreement and the Amendment is qualified in its entirety by reference to the agreements, which are attached as Exhibits 10.2, 10.3, and 10.4, respectively to this current report and incorporated herein by reference.

On March 23, 2011 the Company appointed Brian P. Woolf as Group President – Lane Bryant with responsibility for the Lane Bryant, Lane Bryant Outlet and Cacique intimate apparel brands.  Mr. Woolf previously served as President – Lane Bryant.  In connection with his promotion Mr. Woolf will receive a bonus of $100,000 and will be eligible to receive an annual bonus under our annual incentive plan of up to 150% of his base salary (100% is the target level for such bonus) based on the achievement of certain performance goals of the Company and the Lane Bryant brand.  We also granted to Mr. Woolf 75,000 SARs, the terms of which are substantially similar to the terms of the SARs granted to our other executive officers as annual awards, which are described below.  Except as noted herein, the other aspects of Mr. Woolf’s compensation package remain unchanged.

Annual Grants of Equity Awards

The Company approved annual grants of SARs effective March 29, 2011 to its executive officers, including certain named executive officers, in the following amounts: Anthony M. Romano, 200,000 SARs, Eric M. Specter, 100,000 SARs, and Brian P. Woolf, 125,000 SARs.

The SARs were granted under the terms of the Company’s 2010 Stock Award and Incentive Plan.  Each SAR represents the right to receive, at exercise, a number of shares of the Company’s common stock with a fair market value at the date of exercise equal to the appreciation in value of the Company’s common stock over the base amount.  The base amount per share will be the fair market value of the Company’s common stock on March 29, 2011.  The SARs will vest in four equal installments on the first, second, third, and fourth anniversaries of the grant date, subject only to the grantee’s continued employment with the Company.  The SARs may be accelerated upon termination of the grantee’s employment other than for cause, or good reason, or within 24 months of a change of control of the Company if the successor does not convert the SARs to stock appreciation rights with equivalent terms.  The SARs will terminate on the seventh anniversary of the grant date, or earlier upon certain terminations of employment.  Vesting of the SARs may be accelerated in full or in part under certain other circumstances more fully described in the Form of Stock Appreciation Rights Agreement, which is included as Exhibit 10.5 to this current report on Form 8-K and is incorporated herein by reference.

The Company issued a press release on March 24, 2011 with respect to the foregoing, a copy of which is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Stock Appreciation Rights Agreement for grant of 400,000 SARs to Anthony M. Romano dated as of March 29, 2011.

10.2	Severance Agreement dated as of February 10, 2009 between Charming Shoppes, Inc. and Anthony M. Romano.

10.3
Form of Amendment to the Severance Agreements between certain executive vice presidents and the Company, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 1, 2009.

10.4	Second Amendment to Severance Agreement dated as of March 28, 2011 between Charming Shoppes, Inc. and Anthony M. Romano.

10.5	Form of Stock Appreciation Rights Agreement for executive officers dated as of March 29, 2011.

99.1	Press Release covering the appointment of Mr. Romano as President, Chief Executive Officer, and a Director of the Company dated March 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: March 28, 2011	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Appreciation Rights Agreement for grant of 400,000 SARs to Anthony M. Romano dated as of March 29, 2011.

10.2	Severance Agreement dated as of February 10, 2009 between Charming Shoppes, Inc. and Anthony M. Romano.

10.3
Form of Amendment to the Severance Agreements between certain executive vice presidents and the Company, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 1, 2009.

10.4	Second Amendment to Severance Agreement dated as of March 28, 2011 between Charming Shoppes, Inc. and Anthony M. Romano.

10.5	Form of Stock Appreciation Rights Agreement for executive officers dated as of March 29, 2011.

99.1	Press Release covering the appointment of Mr. Romano as President, Chief Executive Officer and a Director of the Company dated March 24, 2011.